Exhibit 99.1

Independent Accountants’ Report on Applying Agreed-Upon Procedures

GreatAmerica Financial Services Corporation (the “Company”)

Wells Fargo Securities, LLC

Merrill Lynch, Pierce, Fenner & Smith Incorporated

SunTrust Robinson Humphrey, Inc.

BMO Capital Markets Corp.

(together, the “Specified Parties”)

Re: GreatAmerica Leasing Receivables Funding, L.L.C., Receivable-Backed Notes, Series 2018-1 (the “Notes”)

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “2017.12.31 GALRF 2018-1 Pool Cut_Sent” provided by the Company on January 8, 2018 containing certain information related to 40,883 commercial finance contracts as of December 31, 2017 and adjusted to exclude contracts that contained a value of “10001” in the “ProgramTypeID” field (the “Data File”). The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

•	The term “rounding” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The term “Contract File Documents” means information contained in the Company’s onBase and InfoLease electronic records systems.

A.	We randomly selected 150 commercial finance contracts from the Data File as instructed by the Company and listed in Exhibit A attached hereto (the “Selected Contracts”). For purposes of this procedure, the Company did not inform us as to the basis for how they selected the number of commercial finance contracts we were instructed to randomly select from the Data File.

B.	For each of the Selected Contracts, we compared the attributes listed in the table below to the corresponding information appearing on or derived from the applicable Contract File Document(s). The Specified Parties indicated that the absence of any of the Contract File Documents noted below or the inability to agree the indicated information from the Data File to the Contract File Documents or other information, utilizing instructions provided by the Company (as applicable) indicated below, for each of the attributes identified constituted an exception. The Contract File Documents are listed in the order of priority until the attribute was agreed.

Attribute	Contract File Document(s)/ Instructions

Contract Number	onBase electronic records system

Obligor Name	“Agreement,” “Amendment” or “Approval Letter” within the onBase electronic records system or “Customer Address” screen within the InfoLease electronic records system and instructions provided by the Company described below

Obligor State	“Agreement” or “Assignment Letter” within the onBase electronic records system

Scheduled Payment	“Agreement” within the onBase electronic records system and instructions provided by the Company described below

Original Term to Maturity (Recomputed Original Term to Maturity)	“Agreement” within the onBase, or the “Contract Data” or “Internal Codes” screens within the InfoLease electronic records systems and instructions provided by the Company described below

Security Deposit	“Agreement” within the onBase electronic records system and instructions provided by the Company described below

Payment Frequency	“Agreement” within the onBase electronic records system

Equipment Cost	“Booking Sheet” or “Rebook General Docs” within the onBase electronic records system and instructions provided by the Company described below

First Payment Date (month and year)	“Contract Invoicing Data” screen within the InfoLease electronic records system

Termination Date (month and year)	“Contract Data” screen within the InfoLease electronic records system

Booked Residual Value	“Contract Data” screen within the InfoLease electronic records system

For purposes of comparing Obligor Name, we were instructed by the Company to compare the Obligor Name in the Data File to the “Agreement,” “Amendment” or “Approval Letter” within the onBase electronic records system. In the event the Obligor Name did not agree, we were instructed by the Company to compare the Obligor Name in the Data File to the Lessee Name on the “Customer Address” screen within the InfoLease electronic records system.

For purposes of comparing Scheduled Payment, we were instructed by the Company to compare the Scheduled Payment in the Data File to the “Agreement” within the onBase electronic records system. In the event the Scheduled Payment did not agree, we were instructed by the Company to recompute the revised Scheduled Payment by multiplying the revised Equipment Cost (refer to Equipment Cost instructions described below) by the base rate on the “Booking Sheet” within the onBase electronic records system. For Selected Contract #103, we were informed by the Company that there was a partial disposition of one underlying asset on April 23, 2015. To recompute the Scheduled Payment for this Selected Contract, we were instructed by the Company to reduce the original payment by the asset allocation of the disposed asset on the “Booking Sheet” within the onBase electronic records system. This was not deemed to be an exception.

For purposes of comparing Original Term to Maturity, we were instructed by the Company to recompute the Original Term to Maturity (“Recomputed Original Term to Maturity”) by adding two months to the original term contained in the “Agreement” within the onBase electronic records system if the “Internal Codes” screen within the InfoLease electronic records system indicated a 90-day deferral for the term of the contract, or by adding one month to the original term if the “Internal Codes” screen indicated a 60-day deferral for the term of the contract. For Selected Contracts #13 and #40, we were instructed by the Company to use the commencement date in the Contract Data screen within the InfoLease electronic records system to recompute the Original Term to Maturity.

For purposes of comparing Security Deposit, for Selected Contract #35, we were informed by the Company that the dealer inadvertently included the first quarterly payment at the time of booking as a Security Deposit on the Agreement. The payment was received upfront and was applied as the first payment due from the obligor per the Company’s conditions of approval. A copy of the correspondence indicating this payment application was included in the “Doc – Check Copies” within the onBase electronic records system. This was not deemed to be an exception.

For purposes of comparing Equipment Cost, we were instructed by the Company to compare the Equipment Cost in the Data File to the “Booking Sheet” or “Rebook General Docs” within the onBase electronic records system. For Selected Contract #103, we were informed by the Company that there was a partial disposition of one underlying asset on April 23, 2015. As such we were instructed by the Company to recompute the revised Equipment Cost for this Selected Contract by subtracting the disposed asset from the Equipment Cost on the “Booking Sheet” within the onBase electronic records system. This was not deemed to be an exception.

The information regarding the Selected Contracts was found to be in agreement with the respective information contained in the Contract File Documents. There were no conclusions that resulted from these procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures performed were applied based on the information indicated in the Data File, the Contract File Documents, and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the commercial finance contracts, (ii) the reliability or accuracy of the Data File and the Contract File Documents which were used in our procedures, or (iii) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the commercial finance contracts to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such commercial finance contract being securitized, (iii) the compliance of the originator of the commercial finance contracts with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the commercial finance contracts that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NSRSO’s, who are not identified in this report as Specified Parties, but who may have access to this report as required by law or regulation.

/s/ KPMG LLP

Los Angeles, CA

January 26, 2018

Exhibit A

The Selected Contracts

Selected Contract #	Selected Contract Unique ID	Selected Contract #	Selected Contract Unique ID	Selected Contract #	Selected Contract Unique ID
1	0692192003	51	1216163000	101	881010000
2	0812720000	52	1217524000	102	883687000
3	0861443000	53	1229826000	103	888301000
4	0875727000	54	1231451000	104	894082000
5	0884616000	55	1234835000	105	899557000
6	0886459000	56	1235522000	106	909841000
7	0887373000	57	1236009000	107	922880000
8	0895558000	58	1237023000	108	929609000
9	0902734000	59	1237598000	109	965970000
10	0903060000	60	1238641000	110	1104013000
11	0912924000	61	1240212000	111	1142148000
12	0926636000	62	1240772000	112	1174071000
13	1096581002	63	1245081000	113	1174189000
14	1128823000	64	1246891000	114	1177629000
15	1128844001	65	1247374000	115	1210652000
16	1156977000	66	1247771000	116	1242108000
17	1172581000	67	1248456000	117	1242689000
18	1172922003	68	1252510000	118	1249734000
19	1173053000	69	1258012000	119	1252586000
20	1246687002	70	1260197000	120	1253121000
21	1268528000	71	1272096000	121	1258410000
22	1274772000	72	1281019000	122	1260816000
23	1289190000	73	994973002	123	1270188000
24	1291294000	74	1112910001	124	1284557000
25	1292189000	75	1180184000	125	1297987000
26	1292534000	76	1193306000	126	1299685000
27	1293086000	77	1194018000	127	1300754000
28	1296154000	78	1198634000	128	1301952000
29	1297943000	79	1205576000	129	988480011
30	1299025000	80	1216737000	130	1154557001
31	1299347000	81	1218184000	131	1164868000
32	1299574000	82	1218711000	132	1168552000
33	1302420000	83	1222716000	133	1200994000
34	1305798000	84	1223316000	134	1202336000
35	1307048000	85	1223343000	135	1204348000
36	1308086000	86	1226586000	136	1206191000
37	1311280000	87	1232378000	137	1209497000
38	898094001	88	1237245000	138	1210332000
39	1102589000	89	1238345000	139	1211618000
40	1154271001	90	1239735001	140	1218228000
41	1179515000	91	1240813000	141	1224380000
42	1196270035	92	1241774000	142	1232446000
43	1196270191	93	1246539000	143	1234073000
44	1199866000	94	1250128000	144	1240883000
45	1202739000	95	1251126000	145	1241755000
46	1207407000	96	1252621000	146	1248635000
47	1208878003	97	1253729000	147	1259624000
48	1211903000	98	1256646000	148	1262730000
49	1212585000	99	1259579000	149	1275572000
50	1215282000	100	838329000	150	1288372000

(*) The Selected Contract Unique ID Numbers referred to in this exhibit are not the actual Customer Contract Numbers.